HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 – PremierSolutions Standard (Series A)

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Supplement dated March 8, 2018 to your Prospectus

1.            FUND NAME CHANGE

PUTNAM MULTI-CAP GROWTH FUND – CLASS A

Effective on or about March 19, 2018, the following name change will be made to your Prospectus:

Current Name	New Name

Putnam Multi-Cap Growth Fund – Class A	Putnam Sustainable Leaders Fund – Class A

As a result of the above change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

2.            FUND CLOSURE

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND – CLASS A

Effective April 13, 2018, the Eaton Vance Atlanta Capital SMID-Cap Fund Sub-Account will discontinue all sales of its shares to new Contracts.  Existing shareholders may continue to reinvest dividends in new shares.  Additionally, Plan sponsors that select the Sub-Account prior to April 13, 2018 may continue to purchase shares in the Sub-Account.

3.            FUND REORGANIZATION

BLACKROCK S&P 500 INDEX V.I. FUND – CLASS III SHARES

At a meeting held on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust (the “Board”), unanimously approved (i) an Agreement and Plan of Reorganization of the HIMCO VIT Index Fund (the “Merging Fund”) that would reorganize (the “Reorganization”) the Merging Fund into the BlackRock S&P 500 Index V.I. Fund (the “Acquiring Fund”), a series of the BlackRock Variable Series Funds, Inc.; and (ii) a submission to shareholders regarding the approval of the Agreement and Plan of Reorganization. Shareholders of record of the Merging Fund at the close of business on January 12, 2018 will be asked to vote to approve the Agreement and Plan of Reorganization.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund, which will have the same aggregate net asset value (“NAV”) as the NAV of the assets of the Merging Fund, net of its liabilities.  If approved by shareholders, the Reorganization is expected to occur on or about April 23, 2018 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.